UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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BLEUACACIA LTD

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRELIMINARY PROXY MATERIALS
SUBJECT TO COMPLETION
LETTER TO SHAREHOLDERS OF BLEUACACIA LTD
bleuacacia
500 Fifth Avenue
New York, New York 10110
Dear bleuacacia ltd Shareholder:
You are cordially invited to attend an extraordinary general meeting of bleuacacia ltd, a Cayman Islands exempted company (“bleuacacia”), which will be held on [•], 2023, at [•] [a.m./p.m.], Eastern Time, at the offices of bleuacacia located at 500 Fifth Avenue, New York, New York 10110, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).
The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the initially scheduled Shareholder Meeting by contacting bleuacacia’s Executive Director at [•] by [•] [a.m./p.m.], Eastern Time, on [•], 2023. You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/acaciablue/2023.
The accompanying notice of the Shareholder Meeting and proxy statement describe the business bleuacacia will conduct at the Shareholder Meeting (unless bleuacacia determines that it is not necessary to hold the Shareholder Meeting as described in the accompanying proxy statement) and provide information about bleuacacia that you should consider when you vote your shares. As more fully described in the accompanying proxy statement, which is dated [•], 2023, and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:
1.
Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, bleuacacia’s Memorandum and Articles of Association to give bleuacacia the option to extend the date (the “Termination Date”) by which it has to consummate a business combination (the “Articles Extension”) to August 22, 2023 (the “Articles Extension Date”) and to allow bleuacacia, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to three times by an additional one month each time after the Articles Extension Date, by resolution of the Board, if requested by bleuacacia sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until November 22, 2023, or a total of up to six months after May 22, 2023 (the “Original Termination Date”), unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”);

2.
Proposal No. 2 — Redemption Limitation Amendment Proposal — To amend, by way of special resolution, bleuacacia’s Memorandum and Articles of Association to eliminate from the Memorandum and Articles of Association the limitation that bleuacacia may not redeem Public Shares (as defined below) to the extent that such redemption would result in bleuacacia having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 (the “Redemption Limitation”) in order to allow bleuacacia to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” and such proposal the “Redemption Limitation Amendment Proposal”); and

3.
Proposal No. 3 — Adjournment Proposal — To adjourn, by way of an ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of bleuacacia represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal; (ii) to constitute a quorum necessary to conduct business to vote on the Extension Amendment Proposal or the Redemption Limitation Amendment at the Shareholder Meeting; or (iii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal such that bleuacacia would not adhere to the continued listing requirements of the Nasdaq Global Market (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.
The purpose of the Extension Amendment Proposal is to allow bleuacacia additional time to complete an initial business combination (a “Business Combination”). You are not being asked to vote on a Business Combination at this time.
The Memorandum and Articles of Association provide that bleuacacia has until the Original Termination Date to complete its initial Business Combination. The Board has determined that it is in the best interests of bleuacacia to seek an extension of the Termination Date and have bleuacacia’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Articles Extension, bleuacacia believes that bleuacacia may not be able to complete a Business Combination on or before the Termination Date. If that were to occur, bleuacacia would be precluded from completing a Business Combination and would be forced to liquidate.
The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Memorandum and Articles of Association the Redemption Limitation in order to allow bleuacacia to redeem Public Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of bleuacacia and its shareholders for bleuacacia to be allowed to effect redemptions irrespective of the Redemption Limitation.
As contemplated by the Memorandum and Articles of Association, the holders of bleuacacia’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in bleuacacia’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “Initial Public Offering”) and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if either the Articles Extension or the Redemption Limitation Amendment is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. If the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or if bleuacacia does not complete a Business Combination by the Articles Extension Date.
In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Articles Extension and we will not redeem any Public Shares. In such case, Public Shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have its Public Shares redeemed for cash if bleuacacia has not completed an initial Business Combination by the Termination Date.
On [•], 2023, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $[10.[•]], based on the aggregate amount on deposit in the Trust Account of approximately $[•] as of [•], 2023 (including interest not previously released to bleuacacia to pay its taxes and up to $100,000 of interest not released to bleuacacia to pay dissolution expenses and which interest shall be net of taxes payable), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account two business days prior to the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the Nasdaq Global Market on [•], 2023 was $[•]. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[•] more per share than if the shares were sold in the open market (based on the per share redemption price as of [•], 2023). bleuacacia cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. bleuacacia believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if bleuacacia does not complete a Business Combination on or before the Termination Date.
If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, bleuacacia will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of bleuacacia’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to bleuacacia’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to bleuacacia’s rights or warrants, which will expire worthless if bleuacacia fails to complete a Business Combination by the Original Termination Date, and the Extension Amendment Proposal is not approved.
Subject to the foregoing, the approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds (2/3) of the Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote at the Shareholder Meeting, vote thereon at the Shareholder Meeting.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote at the Shareholder Meeting, vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal at the Shareholder Meeting or if due to redemptions in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, bleuacacia would not adhere to the continued listing requirements of the Nasdaq Global Market.
The Board has fixed the close of business on [•], 2023 as the date for determining bleuacacia’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.
bleuacacia believes that it is in the best interests of bleuacacia and its shareholders that bleuacacia obtains the Articles Extension and the Redemption Limitation Amendment. After careful consideration of all relevant factors, the

Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of bleuacacia and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment proposal, “FOR” the Redemption Limitation Amendment Proposal and, if presented, “FOR” the Adjournment Proposal.
Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds (2/3) of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote at the Shareholder Meeting, vote thereon at the Shareholder Meeting. If presented, approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote at the Shareholder Meeting, vote thereon at the Shareholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal are approved by the requisite majorities.
If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting but will otherwise not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARE CERTIFICATES (IF ANY) AND ANY OTHER REDEMPTION FORMS TO BLEUACACIA’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARE CERTIFICATES BY EITHER DELIVERING YOUR SHARE CERTIFICATES TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARE CERTIFICATES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, bleuacacia urges you to read this material carefully and vote your shares.
By Order of the Board of Directors of bleuacacia ltd

/s/ [•]
Jide Zeitlin
Co-Chairman of the Board and Co-Chief Executive Officer

BLEUACACIA LTD

500 Fifth Avenue
New York, New York 10110
NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF BLEUACACIA LTD
TO BE HELD ON [•], 2023
To the Shareholders of bleuacacia ltd:
NOTICE IS HEREBY GIVEN that an extraordinary general meeting of bleuacacia ltd, a Cayman Islands exempted company (“bleuacacia”), will be held on [•], 2023, at [•] [a.m./p.m.], Eastern Time (the “Shareholder Meeting”), at the offices of bleuacacia located at 500 Fifth Avenue, New York, New York 10110, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).
The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the initially scheduled Shareholder Meeting by contacting bleuacacia’s Executive Director at [•] by [•] [a.m./p.m.], Eastern Time, on [•], 2023. You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/acaciablue/2023.
You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal to amend, by way of special resolution, the Memorandum and Articles of Association to extend the date (the “Termination Date”) by which bleuacacia has to consummate a business combination (the “Articles Extension”) to August 22, 2023 (the “Articles Extension Date”) and to allow bleuacacia, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to three times by an additional one month each time after the Articles Extension Date, by resolution of bleuacacia’s board of directors (the “Board”), if requested by bleuacacia sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until November 22, 2023 or a total of up to six months after May 22, 2023 (the “Original Termination Date”), unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”); (ii) a redemption limitation amendment proposal to amend, by way of special resolution, the Memorandum and Articles of Association to remove the limitation that bleuacacia may not redeem Public Shares (as defined below) to the extent that such redemption would result in bleuacacia having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 (the “Redemption Limitation”) in order to allow bleuacacia to redeem Public Shares, irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” and such proposal, the “Redemption Limitation Amendment Proposal”) and (iii) an adjournment proposal to adjourn, by way of an ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (a) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient bleuacacia ordinary shares represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, (b) to constitute a quorum necessary to conduct business to vote on the Extension Amendment Proposal or the Redemption Limitation Amendment at the Shareholder Meeting, or (c) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal such that bleuacacia would not adhere to the continued listing requirements of the Nasdaq Global Market (the “Adjournment Proposal”) (unless bleuacacia determines that it is not necessary to hold the Shareholder Meeting as described in the accompanying proxy statement), each as more fully described below in the accompanying proxy statement, which is dated [•], 2023 and is first being mailed to shareholders on or about that date.

The full text of the proposals to be voted upon at the Shareholder Meeting is as follows:
1.	Proposal No. 1 - The Extension Amendment Proposal - RESOLVED, as a special resolution that:
a)	Article 49.5 of bleuacacia’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.5:
“49.5 Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he votes on such proposed Business Combination, and if he does vote, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated.”
b)	Article 49.7 of bleuacacia’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7:
“49.7(a) In the event that the Company does not consummate a Business Combination by the later of:
(i)	August 22, 2023 (or November 22, 2023, if applicable and if the procedures under the provisions of Article 49.7(b) are followed); or
(ii)
such later time as the Members of the Company may approve in accordance with the Articles or a resolution of the Company’s Members is passed pursuant to the Companies Act to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination for any reason (in any of the previous cases described in Article 49.7(a)(i) or (ii), such date being referred to as the “Termination Date”), the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish the Members’ rights of the holders of Public Shares as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

(b) Notwithstanding the foregoing or any other provisions of these Articles, in the event that the Company has not consummated a Business Combination within twenty-one (21) months from the consummation of the IPO pursuant to Article 49.7(a)(i) hereof, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination on a monthly basis for up to three times by an additional one month each time after the date that is twenty-one (21)

months after the closing of the IPO, by resolution of the Directors, if requested by the Sponsor in writing, and upon five days’ advance notice prior to the applicable Termination Date, until the date that is twenty-four (24) months after the closing of the IPO.”
c)	Article 49.8 of bleuacacia’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8:
“49.8 If any amendment is made:
(a)	to the Articles that would affect the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company:
(i)
has not consummated an initial Business Combination within twenty-one (21) months after the date of the closing of the IPO (or up to twenty-four (24) months, if applicable and if the procedures under the provisions of Article 49.7(b) are followed); or

(ii)
such later time as the Members of the Company may approve in accordance with the Articles or a resolution of the Company’s Members is passed pursuant to the Companies Act to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination for any reasons; or

(b)	to any other provisions of these Articles relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable) earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.”
2.	Proposal No. 2 - The Redemption Limitation Amendment Proposal - RESOLVED, as a special resolution that:
a)	Article 49.2(b) of bleuacacia’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.2(b):
“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”
3.
Proposal No. 3 - The Adjournment Proposal - RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (the “Public Shares”), and Class B ordinary shares, par value $0.0001 per share, in the capital of bleuacacia represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal; (ii) to constitute a quorum necessary to conduct business to vote on the Extension Amendment Proposal or the Redemption Limitation Amendment at the Shareholder Meeting; or (iii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal such that bleuacacia would not adhere to the continued listing requirements of the Nasdaq Global Market.

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal is to allow bleuacacia additional time to complete an initial business combination (a “Business Combination”). You are not being asked to vote on a Business Combination at this time.
The Memorandum and Articles of Association provide that bleuacacia has until the Original Termination Date to complete its initial Business Combination. The Board has determined that it is in the best interests of bleuacacia to seek an extension of the Termination Date and have bleuacacia’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Articles Extension, bleuacacia believes that bleuacacia may not be able to complete a Business Combination on or before the Termination Date. If that were to occur, bleuacacia would be precluded from completing a Business Combination and would be forced to liquidate.
The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Memorandum and Articles of Association the Redemption Limitation in order to allow bleuacacia to redeem Public Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of bleuacacia and its shareholders for bleuacacia to be allowed to effect redemptions irrespective of the Redemption Limitation.
bleuacacia believes that it is in the best interests of bleuacacia and its shareholders that bleuacacia obtains the Articles Extension if needed. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of bleuacacia and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal and “FOR” the Adjournment Proposal.
As contemplated by the Memorandum and Articles of Association, the holders of bleuacacia’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in bleuacacia’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “Initial Public Offering”) and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if either the Articles Extension or the Redemption Limitation Amendment is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or if bleuacacia does not complete a Business Combination by the Articles Extension Date.
In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Articles Extension and we will not redeem any Public Shares. In such case, Public Shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have its Public Shares redeemed for cash if bleuacacia has not completed an initial Business Combination by the Termination Date.
On [•], 2023, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $[10.[•]], based on the aggregate amount on deposit in the Trust Account of approximately $[•] as of [•], 2023 (including interest not previously released to bleuacacia to pay its taxes and up to $100,000 of interest not released to bleuacacia to pay dissolution expenses), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable) two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the Nasdaq Global Market on [•], 2023 was $[•]. Accordingly,

if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[•] more per share than if the shares were sold in the open market (based on the per share redemption price as of [•], 2023). bleuacacia cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. bleuacacia believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if bleuacacia does not complete a Business Combination on or before the Termination Date.
Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension. In addition, bleuacacia will not proceed with the Articles Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) bleuacacia will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption. bleuacacia cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the $[•] that was in the Trust Account as of [•], 2023 (including interest not previously released to bleuacacia to pay its taxes and up to $100,000 of interest not released to bleuacacia to pay dissolution expenses).
If the Extension Amendment Proposal is not approved or the Articles Extension is not implemented, and a Business Combination is not completed on or before the Original Termination Date, bleuacacia will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of bleuacacia’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to bleuacacia’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to bleuacacia’s rights or warrants, which will expire worthless if bleuacacia fails to complete a Business Combination by the Original Termination Date, and the Extension Amendment Proposal is not approved.
In the event of a liquidation, the Sponsor and Natara Halloway and Ibukun Awosika, two of bleuacacia’s directors (together, the “Initial Shareholders”), will not receive any monies held in the Trust Account as a result of their ownership of 6,900,000 Class B Ordinary Shares which were issued to the Sponsor prior to the Initial Public Offering, and 7,520,000 Private Placement Warrants, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the Initial Public Offering. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARE CERTIFICATES (IF ANY) AND ANY OTHER REDEMPTION FORMS TO BLEUACACIA’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARE CERTIFICATES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARE CERTIFICATES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
Subject to the foregoing, the approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds (2/3) of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote at the Shareholder Meeting, vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote at the Shareholder Meeting, vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal at the Shareholder Meeting or if due to redemptions in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, bleuacacia would not adhere to the continued listing requirements of the Nasdaq Global Market.
Record holders of Ordinary Shares at the close of business on [•], 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 27,600,000 issued and outstanding Class A Ordinary Shares and 6,900,000 issued and outstanding Class B Ordinary Shares. bleuacacia’s rights and warrants do not have voting rights.
The Initial Shareholders have informed us of their intent to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, the Initial Shareholders hold approximately 20.0% of the issued and outstanding Ordinary Shares and bleuacacia’s officers and directors have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, (i) approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will require the affirmative vote of at least 16,099,771 Ordinary Shares held by public shareholders (or approximately 58.3% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and will require the affirmative vote of at least 4,598,851 Ordinary Shares held by public shareholders (or approximately 16.7% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes; and (ii) approval of the Adjournment Proposal will require the affirmative vote of at least 10,350,001 Ordinary Shares held by public shareholders (or approximately 37.5% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and will require the affirmative vote of at least 1,725,0001 Ordinary Shares held by public shareholders (or approximately 6.3% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.
The accompanying proxy statement contains important information about the Shareholder Meeting, the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, bleuacacia urges you to read this material carefully and vote your shares.
The accompanying proxy statement is dated [•], 2023 and is first being mailed to shareholders on or about that date.
By Order of the Board of Directors of bleuacacia ltd

/s/ [•]
Jide Zeitlin
Co-Chairman of the Board and Co-Chief Executive Officer

[•], 2023

i

BLEUACACIA LTD
PROXY STATEMENT
FOR
EXTRAORDINARY GENERAL MEETING
TO BE HELD ON [•], 2023
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the extraordinary general meeting of bleuacacia ltd, a Cayman Islands exempted company (“bleuacacia,” “we,” “us” or “our”), which will be held on [•], 2023, at [•] [a.m./p.m.], Eastern Time, at the offices of bleuacacia located at 500 Fifth Avenue, New York, New York 10110, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Shareholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of bleuacacia with respect to, among other things, bleuacacia’s capital resources and results of operations. Likewise, bleuacacia’s financial statements and all of bleuacacia’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect bleuacacia’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. bleuacacia does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•
the occurrence of any event, change or other circumstances that could give rise to a delay in or the failure of bleuacacia to complete a Business Combination (as defined below), including uncertainties resulting from general and economic conditions such as recessions, interest rate fluctuations, inflation, international currency fluctuations, health epidemics and pandemics (such as the COVID-19 pandemic), changes in diplomatic and trade relationships and acts of war or terrorism (such as the military conflict between Ukraine, the Russian Federation and Belarus that started in February 2022);

•	the amount of redemptions by our public shareholders;
•	the trust account being subject to claims of third parties;
•	the ability to obtain additional financing to complete a Business Combination;
•	the anticipated benefits of a Business Combination;
•	the volatility of the market price and liquidity of the Class A Ordinary Shares (as defined below) and other securities of bleuacacia; and
•	the use of funds not held in the Trust Account (as defined below) or available to bleuacacia from interest income on the Trust Account balance.
While forward-looking statements reflect bleuacacia’s good faith beliefs, they are not guarantees of future performance. bleuacacia disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause bleuacacia’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in this proxy statement and in bleuacacia’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 5, 2023 and in other reports bleuacacia files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to bleuacacia (or to third parties making the forward-looking statements).

RISK FACTORS
In addition to the below risk factors, you should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022 and filed with the SEC on April 5, 2023 and in the other reports filed or to be filed with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Articles Extension will enable us to complete a Business Combination.
Approving the Articles Extension involves a number of risks. Even if the Articles Extension is approved, we can provide no assurances that any transaction qualifying as a Business Combination will be consummated prior to the Articles Extension Date. Our ability to consummate a Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Articles Extension is approved, we expect to seek shareholder approval of a Business Combination prior to the Articles Extension Date. We are required to offer shareholders the opportunity to redeem their Public Shares (as defined below) in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Even if the Articles Extension is approved by our shareholders, it is possible that Redemptions (as defined below) will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Articles Extension and the Redemption Limitation Amendment and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination.
We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial Business Combination, including the SPAC Proposed Rules (as defined below) described below.
The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential Business Combination target or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial Business Combination and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate bleuacacia at an earlier time than we might otherwise choose.
On March 30, 2022, the SEC issued proposed rules (the “SPAC Proposed Rules”) relating, among other things, to disclosures in SEC filings in connection with Business Combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Proposed Rules have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Proposed Rules, or pursuant to the SEC’s views expressed in the SPAC Proposed Rules, may increase the costs and time of negotiating and completing an initial Business Combination, and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate bleuacacia at an earlier time than we might otherwise choose. Were we to liquidate, our rights and warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.
If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate bleuacacia.
As described further above, the SPAC Proposed Rules relate, among other matters, to the circumstances in which SPACs such as bleuacacia could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Proposed Rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Proposed Rules would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). bleuacacia would then be required to complete its initial Business Combination no later than 24 months after the effective date of the IPO Registration Statement.
If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate bleuacacia. Were we to liquidate, our rights and warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.
To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we intend to, prior to November 22, 2023, instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash in an interest-bearing demand deposit account until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we would likely receive minimal interest on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of bleuacacia.
The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of our being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we intend to, prior to November 22, 2023, instruct Continental (as defined below), the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination and the liquidation of bleuacacia. Interest on such deposit account is currently approximately 4.5% per annum, but such deposit account carries a variable rate and bleuacacia cannot assure you that such rate will not decrease or increase significantly. Following such liquidation, we would likely receive minimal interest on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash in an interest-bearing demand deposit account would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of bleuacacia.
The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to our 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate bleuacacia. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account, even prior to November 22, 2023, and instead hold all funds in the Trust Account in cash in an interest-bearing demand deposit account which would further reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of bleuacacia. Were we to liquidate, our rights and warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.
The Sponsor and our directors and executive officers represent in the aggregate approximately 20.0% of our voting power, and they have indicated they intend to vote in favor of the Extension Amendment Proposal.
The Sponsor and all of our directors and executive officers are expected to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. On the Record Date, the Sponsor and our directors and executive officers beneficially owned and were entitled to vote an aggregate of 6,900,000 Class B Ordinary Shares, representing approximately 20.0% of the voting power of bleuacacia. The Extension Amendment Proposal must be approved by the affirmative vote of at least two-thirds (2/3) of the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Shareholder Meeting. When you consider the recommendation of the Board, bleuacacia shareholders should be aware that aside from their interests as shareholders, our Initial Shareholders, certain members of the Board and officers have interests that are different from, or in addition to, those of other shareholders generally (see “Proposal No. 1 - The Extension Amendment Proposal - Interests of the Sponsor and bleuacacia’s Directors and Officers” in this proxy statement).
In the event the Extension Amendment Proposal is approved and bleuacacia amends its Memorandum and Articles of Association, Nasdaq may delist bleuacacia’s securities from trading on its exchange following shareholder redemptions in connection with such amendment, which could limit investors’ ability to effect transactions in our securities and subject bleuacacia to additional trading restrictions.
bleuacacia’s Class A Ordinary Shares, units, warrants and rights are listed on the Nasdaq Global Market (“Nasdaq”). Bleuacacia is subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of its securities on Nasdaq. Pursuant to the terms of the Memorandum and Articles of Association, in the event that the Extension Amendment Proposal is approved and the Memorandum and Articles of Association are amended, public shareholders may elect to redeem their Public Shares and, as a result, bleuacacia may not be in compliance with Nasdaq’s continued listing requirements.
bleuacacia expects that if the Class A Ordinary Shares fail to meet Nasdaq’s continued listing requirements, its units, warrants and rights will also fail to meet Nasdaq’s continued listing requirements for those securities. bleuacacia cannot assure you that any of its Class A Ordinary Shares, units, warrants or rights will be able to meet any of Nasdaq’s continued listing requirements following any shareholder redemptions of its Public Shares in connection with the amendment of its Memorandum and Articles of Association pursuant to the Extension Amendment Proposal. If bleuacacia’s securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist bleuacacia’s securities from trading on its exchange.

If Nasdaq delists any of bleuacacia’s securities from trading on its exchange and bleuacacia is not able to list such securities on another national securities exchange, bleuacacia expects such securities could be quoted on an over-the-counter market. If this were to occur, bleuacacia could face significant material adverse consequences, including:
•	a limited availability of market quotations for its securities;
•	reduced liquidity for its securities;
•
a determination that the Class A Ordinary Shares constitute a “penny stock” which will require brokers trading in the Class A Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for bleuacacia’s securities;

•	a limited amount of news and analyst coverage; and
•	a decreased ability to issue additional securities or obtain additional financing in the future.
The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” The Class A Ordinary Shares, units, warrants and rights qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While bleuacacia is not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if bleuacacia were no longer listed on Nasdaq, its securities would not qualify as covered securities under such statute and bleuacacia would be subject to regulation in each state in which it offers its securities.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING
The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting (as defined below) and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to bleuacacia shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on [•], 2023, at [•] [a.m./p.m.], Eastern Time. The Shareholder Meeting will be held at the offices of bleuacacia located at 500 Fifth Avenue, New York, New York 10110, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/acaciablue/2023.
Q:	Why am I receiving this proxy statement?
A:
bleuacacia is a blank check company incorporated on February 11, 2021, as a Cayman Islands exempted company. bleuacacia was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

On November 22, 2021, bleuacacia consummated the Initial Public Offering (the “Initial Public Offering”) of 27,600,000 units (the “Units” and, with respect to the Class A ordinary shares included in the Units, the “Public Shares”), including the issuance of 3,600,000 Units as a result of the underwriters’ full exercise of their over-allotment option, at $10.00 per Unit, generating gross proceeds of $276.0 million. On November 22, 2021, simultaneously with the consummation of the Initial Public Offering, bleuacacia completed the private sale of an aggregate of 7,520,000 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds of $7,520,000. A total of $276,000,000 was placed in a U.S.-based trust account, with Continental Stock Transfer & Trust Company acting as trustee (the “Trust Account”).
Like most blank check companies, bleuacacia’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) provide for the return of the Initial Public Offering proceeds held in the Trust Account to the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares”) sold in the Initial Public Offering if there is no qualifying business combination(s) consummated on or before May 22, 2023 (such date being referred to herein as the “Original Termination Date”).
Without the Articles Extension (as defined below), bleuacacia believes that bleuacacia might not, despite its best efforts, be able to complete an initial business combination (a “Business Combination”) on or before the Original Termination Date. bleuacacia believes that it is in the best interests of bleuacacia and its shareholders to continue bleuacacia’s existence until November 22, 2023, if necessary, in order to allow bleuacacia additional time to complete a Business Combination and is therefore holding this Shareholder Meeting.
Q:	When and where will the Shareholder Meeting be held?
A:
The Shareholder Meeting will be held on [•], 2023, at [•] [a.m./p.m.], Eastern Time, at the offices of bleuacacia located at 500 Fifth Avenue, New York, New York 10110, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Shareholder Meeting in person. However, we encourage you to attend the Shareholder Meeting virtually. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the initially scheduled Shareholder Meeting by contacting bleuacacia’s Executive Director at [•] by [•] [a.m./p.m.], Eastern Time, on [•], 2023. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/acaciablue/2023.
Q:	How do I vote?
A:
If you were a holder of record of Class A Ordinary Shares or Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) on [•], 2023, the record date for the Shareholder Meeting (the “Record Date”), you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on [•], 2023.
Voting in Person at the Meeting. If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.
Voting Electronically. You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/acaciablue/2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
Q:	How do I attend the virtual Shareholder Meeting?
A:
If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Shareholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Shareholder Meeting starting [•], 2023 at [•] [a.m./p.m.], Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/acaciablue/2023, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.
Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to Internet, you can listen only to the meeting by dialing +1 800-450-7155 (toll-free) (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 6208985#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.
Q:	What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?
A:	bleuacacia shareholders are being asked to consider and vote on the following proposals:
1.
Proposal No. 1 - Extension Amendment Proposal - To amend, by way of special resolution, bleuacacia’s Memorandum and Articles of Association to give bleuacacia the option to extend the date (the “Termination Date”) by which it has to consummate a business combination (the “Articles Extension”) to August 22, 2023 (the “Articles Extension Date”) and to allow bleuacacia, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to three times by an additional one month each time after the Articles Extension Date, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable

Termination Date, until November 22, 2023, or a total of up to six months after the Original Termination Date of May 22, 2023, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”);
2.
Proposal No. 2 - Redemption Limitation Amendment Proposal - To amend, by way of special resolution, bleuacacia’s Memorandum and Articles of Association to eliminate from the Memorandum and Articles of Association the limitation that bleuacacia may not redeem Public Shares (as defined below) to the extent that such redemption would result in bleuacacia having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 (the “Redemption Limitation”) in order to allow bleuacacia to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” and such proposal the “Redemption Limitation Amendment Proposal”); and

3.
Proposal No. 3 - Adjournment Proposal - To adjourn, by way of an ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of bleuacacia represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal; (ii) to constitute a quorum necessary to conduct business to vote on the Extension Amendment Proposal or the Redemption Limitation Amendment at the Shareholder Meeting; or (iii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal such that bleuacacia would not adhere to the continued listing requirements of the Nasdaq Global Market (the “Adjournment Proposal”).

For more information, please see “Proposal No. 1 - The Extension Amendment Proposal,” “Proposal No. 2 - The Redemption Limitation Amendment Proposal” and “Proposal No. 3 - The Adjournment Proposal.”
After careful consideration, bleuacacia’s Board has unanimously determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of bleuacacia and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.
The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of bleuacacia and its shareholders and what may be best for the personal interests of a director or officer when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No. 1 - The Extension Amendment Proposal - Interests of the Sponsor and bleuacacia’s Directors and Officers,” “Proposal No. 2 - The Redemption Limitation Amendment Proposal - Interests of the Sponsor and bleuacacia’s Directors and Officers” and “Beneficial Ownership of Securities” for a further discussion of these considerations.
THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.
Q:	Am I being asked to vote on a proposal to appoint directors?
A:	No. Holders of Public Shares are not being asked to vote on the appointment of directors at this time.
Q:	Are the proposals conditioned on one another?
A:
Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension. In addition, bleuacacia will not proceed with the Articles Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) bleuacacia will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account any redemptions of Class A Ordinary Shares by public shareholders in exchange for their pro rata portion of the funds held in the Trust Account in connection with the Articles Extension (the “Redemptions”).

If the Articles Extension is implemented and one or more bleuacacia shareholders elect to redeem their Public Shares pursuant to the Redemption, bleuacacia will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for bleuacacia’s use in connection with consummating a Business Combination, subject to the redemption rights of holders of Public Shares in connection with a Business Combination.
The Adjournment Proposal is conditioned on bleuacacia not obtaining the necessary votes for approving the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal prior to the Shareholder Meeting in order to seek additional time to obtain sufficient votes in support of the Articles Extension and the Redemption Limitation Amendment or if due to Redemptions in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, bleuacacia would not adhere to the continued listing requirements of the Nasdaq Global Market. If both the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved at the Shareholder Meeting and following redemptions in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, bleuacacia would adhere to the continued listing requirements of the Nasdaq Global Market, the Adjournment Proposal will not be presented.
Q:	Why is bleuacacia proposing the Extension Amendment Proposal?
A:
bleuacacia’s Memorandum and Articles of Association provide for the return of the Initial Public Offering proceeds held in trust to the holders of Public Shares sold in the Initial Public Offering if there is no qualifying Business Combination consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal is to allow bleuacacia additional time to complete a Business Combination.

Without the Articles Extension, bleuacacia believes that bleuacacia may not be able to complete a Business Combination on or before the Termination Date. If that were to occur, bleuacacia would be forced to liquidate.
Q:	Why is bleuacacia proposing the Redemption Limitation Amendment Proposal?
A:
bleuacacia’s Memorandum and Articles of Association provide that bleuacacia may not redeem Public Shares to the extent that such redemption would result in bleuacacia having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001. Without the Redemption Limitation Amendment, bleuacacia may not be able to implement the Articles Extension or complete a Business Combination if following redemptions in connection with the Articles Extension or upon the consummation of the Business Combination bleuacacia has net tangible assets of less than $5,000,001 even if shareholders approve the Articles Extension or if all contractual conditions to closing the Business Combination are met.

Q:	Why is bleuacacia proposing the Adjournment Proposal?
A:
If (i) either the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved by bleuacacia’s shareholders, or (ii) if due to Redemptions in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, bleuacacia would not adhere to the continued listing requirements of the Nasdaq Global Market, bleuacacia may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Articles Extension and the Redemption Limitation Amendment or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. If the Adjournment Proposal is not approved by bleuacacia’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes at the Shareholder Meeting to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal or if due to redemptions in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, bleuacacia would not adhere to the continued listing requirements of the Nasdaq Global Market.

Q:	What constitutes a quorum?
A:
A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy or if a corporation or other non-natural person by its duly authorized representative, of shareholders holding a majority of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The holders of Class B Ordinary Shares, which own approximately 20.0% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the Class B Ordinary Shares, an additional 10,350,001 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum. Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so bleuacacia does not expect there to be any broker non-votes at the Shareholder Meeting.
Q:	What vote is required to approve the proposals presented at the Shareholder Meeting?
A:
The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds (2/3) of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote at the Shareholder Meeting, vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote at the Shareholder Meeting, vote thereon at the Shareholder Meeting.
Q:	How will the Sponsor and bleuacacia’s directors and officers vote?
A:
The Initial Shareholders have informed us of their intent to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and, if necessary, the Adjournment Proposal.

The Initial Shareholders are not entitled to redeem any Class B Ordinary Shares held by them in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. On the Record Date, Initial Shareholders beneficially owned and were entitled to vote an aggregate of 6,900,000 Class B Ordinary Shares, representing 20.0% of bleuacacia’s issued and outstanding Ordinary Shares. As a result, in addition to the Initial Shareholders, (i) approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will require the affirmative vote of at least 16,099,771 Ordinary Shares held by public shareholders (or approximately 58.3% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and will require the affirmative vote of at least 4,598,851 Ordinary Shares held by public shareholders (or approximately 16.7% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes; and (ii) approval of the Adjournment Proposal will require the affirmative vote of at least 10,350,001 Ordinary Shares held by public shareholders (or approximately 37.5% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and will require the affirmative vote of at least 1,725,001 Ordinary Shares held by public shareholders (or approximately 6.3% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.
Q:	Who is bleuacacia’s sponsor?
A:	bleuacacia’s sponsor is bleuacacia sponsor LLC, a Cayman Islands limited liability company. The Sponsor currently owns 6,820,000 Class B Ordinary Shares and 7,520,000 Private Placement Warrants.
Q:	Why should I vote “FOR” the Extension Amendment Proposal?
A:
bleuacacia believes shareholders will benefit from bleuacacia consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which bleuacacia has to complete a Business Combination until the Articles Extension Date. Without the Articles Extension, bleuacacia believes that bleuacacia may not be able to complete a Business Combination on or before the Original Termination Date. If that were to occur, bleuacacia would be forced to liquidate.

Q:	Why should I vote “FOR” the Redemption Limitation Amendment Proposal?
A:
bleuacacia believes shareholders will benefit from bleuacacia implementing the Articles Extension and is proposing the Redemption Limitation Amendment Proposal to delete the Redemption Limitation. If the

Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption (including as a result of the Redemption Limitation Amendment Proposal) such that bleuacacia’s net tangible assets would be less than $5,000,001 following the redemptions, bleuacacia would be unable to implement the Articles Extension.
Q:	Why should I vote “FOR” the Adjournment Proposal?
A:
If the Adjournment Proposal is not approved by bleuacacia’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.
Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal?
A:
If you do not want the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.
However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Shareholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.
If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal is approved, or if the Extension Amendment Proposal is approved and following redemptions in connection with the Articles Extension bleuacacia’s net tangible assets are at least $5,000,001, then the Adjournment Proposal will not be presented for a vote.
Q:	How are the funds in the Trust Account currently being held?
A:
With respect to the regulation of SPACs like bleuacacia, on March 30, 2022, the SEC issued the SPAC Proposed Rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Proposed Rules, while the funds in the Trust Account have, since bleuacacia’s Initial Public Offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), bleuacacia currently intends, prior to November 22, 2023, to instruct the trustee managing the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of a Business Combination and the liquidation of bleuacacia. Interest on such deposit account is currently approximately 4.5% per annum, but such deposit account carries a variable rate and bleuacacia cannot assure you that such rate will not decrease or increase significantly.
Q:	Will you seek any further extensions to liquidate the Trust Account?
A:
Other than as described in this proxy statement, bleuacacia does not currently anticipate seeking any further extension to consummate a Business Combination beyond the ones provided for in the Articles Extension Amendment.

Q:	What happens if the Extension Amendment Proposal is not approved?
A:
If there are insufficient votes to approve the Extension Amendment Proposal, bleuacacia may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Articles Extension.

If the Extension Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or the Articles Extension is not implemented, and a Business Combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, bleuacacia will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of bleuacacia’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to bleuacacia’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to bleuacacia’s rights or warrants, which will expire worthless if bleuacacia fails to complete a Business Combination by the Original Termination Date, and the Extension Amendment Proposal is not approved.
The Initial Shareholders waived their right to participate in any liquidation distribution with respect to the 6,900,000 Class B Ordinary Shares held by them.
Q:	If the Extension Amendment Proposal is approved, what happens next?
A:
If the Extension Amendment Proposal is approved, bleuacacia will continue to attempt to consummate a Business Combination until the Articles Extension Date. bleuacacia will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and will continue its efforts to obtain approval of a Business Combination at an extraordinary general meeting and consummate the closing of a Business Combination on or before the Articles Extension Date.

If the Extension Amendment Proposal is approved and the Articles Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of bleuacacia held by bleuacacia’s officers, directors and the Sponsor. In addition, bleuacacia’s Memorandum and Articles of Association provide that bleuacacia cannot redeem or repurchase Public Shares to the extent such redemption would result in bleuacacia’s failure to have at least $5,000,001 of net tangible assets. As a result, bleuacacia will not proceed with the Articles Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) bleuacacia will have at least $5,000,001 of net tangible assets upon its implementation of the Articles Extension, after taking into account the Redemptions.
Q:	What happens if the Redemption Limitation Amendment Proposal is not approved?
A:
If there are insufficient votes to approve the Redemption Limitation Amendment Proposal, bleuacacia may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Redemption Limitation Amendment.

If the Redemption Limitation Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof and following Redemptions in connection with the Articles Extension bleuacacia does not meet the Redemption Limitation, then the Articles Extension will not be implemented and if a Business Combination is not completed on or before the Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, bleuacacia will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of bleuacacia’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to bleuacacia’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to bleuacacia’s rights or warrants, which will expire worthless if bleuacacia fails to complete a Business Combination by the Original Termination Date, and the Extension Amendment Proposal is not approved.
Additionally, in the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant shareholders.
If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Articles Extension and we will not redeem any Public Shares. In such case, Public Shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have its Public Shares redeemed for cash if bleuacacia has not completed an initial Business Combination by the Original Termination Date.
The Initial Shareholders waived their right to participate in any liquidation distribution with respect to the 6,900,000 Class B Ordinary Shares held by them.
Q:	If I vote for or against the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, do I need to request that my shares be redeemed?
A:
Yes. Whether you vote “for” or “against” the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares as described in the redemption procedures describes in this proxy statement if you choose to redeem.

Q:	Am I being asked to vote on a Business Combination at this Shareholder Meeting?
A:
No. You are not being asked to vote on a Business Combination at this time. If the Articles Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the shareholder meeting to consider a Business Combination, you will be entitled to vote on a Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in connection with a Business Combination or liquidation, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Articles Extension.

Q:	Will how I vote affect my ability to exercise Redemption rights?
A:
No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of bleuacacia on the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Articles Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of the Nasdaq Global Market.

Q:	May I change my vote after I have mailed my signed proxy card?
A:
Yes. Shareholders may send a later-dated, signed proxy card to bleuacacia at 500 Fifth Avenue New York, New York 10110 so that it is received by bleuacacia prior to the vote at the Shareholder Meeting (which is scheduled to take place on [•], 2023) or attend the Shareholder Meeting in person (which would include presence at the virtual Shareholder Meeting) and vote. Shareholders also may revoke their proxy by sending a notice of revocation to bleuacacia’s Executive Director, which must be received by bleuacacia’s Executive Director prior to the vote at the Shareholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.
Q:	How are votes counted?
A:
Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds (2/3) of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote at the Shareholder Meeting, vote thereon at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote at the Shareholder Meeting, vote thereon at the Shareholder Meeting.

Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy or if a corporation or other non-natural person by its duly authorized representative, of shareholders holding a majority of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting.
At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal.
Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?
A:
If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to bleuacacia or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the rules of the New York Stock Exchange, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that the New York Stock Exchange determines to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Shareholder Meeting are “non-routine” matters and therefore, bleuacacia does not expect there to be any broker non-votes at the Shareholder Meeting.
If you are a bleuacacia shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.
Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal?
A:
Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal, the Board has determined that each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal is in the best interests of bleuacacia and its shareholders. The Board recommends that bleuacacia’s shareholders vote “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal and “FOR” the Adjournment Proposal.

Q:	What interests do bleuacacia’s directors and officers have in the approval of the Extension Amendment Proposal?
A:
bleuacacia’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No. 1 - The Extension Amendment Proposal - Interests of the Sponsor, and bleuacacia’s Directors and Officers” in this proxy statement.

Q:	What interests do bleuacacia’s directors and officers have in the approval of the Redemption Limitation Amendment Proposal?
A:
bleuacacia’s directors and officers have interests in the Redemption Limitation Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No. 2 - The Redemption Limitation Amendment Proposal - Interests of the Sponsor, and bleuacacia’s Directors and Officers” in this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal?
A:
No. There are no appraisal rights available to bleuacacia’s shareholders in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. There are no dissenters’ rights available to bleuacacia’s shareholders in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal under Cayman Islands law. However, you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal as described under “How do I exercise my redemption rights?” below.

Q:	If I am a Public Warrant (as defined below) holder, can I exercise redemption rights with respect to my Public Warrants?
A:
No. The holders of warrants issued in connection with the Initial Public Offering (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:	If I am a Right (as defined below) holder, can I exercise redemption rights with respect to my Rights?
A:
No. The holders of rights issued in connection with the Initial Public Offering (each right entitling the holder thereof to receive one-sixteenth (1/16) of one Class A Ordinary Share upon the consummation of a Business Combination) (the “Rights”) have no redemption rights with respect to such Rights.

Q:	What do I need to do now?
A:
You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?
A:	If you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:
I.
(a) hold Class A Ordinary Shares or (b) hold Class A Ordinary Shares through Units and elect to separate your Units into the underlying Class A Ordinary Shares, Public Warrants and Rights prior to exercising your redemption rights with respect to the Class A Ordinary Shares; and

II.
prior to 5:00 p.m., Eastern Time, on [•], 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting) (a) submit a written request to the Transfer Agent that bleuacacia redeem your Class A Ordinary Shares for cash and (b) deliver your Class A Ordinary Shares to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.
Holders of Units must elect to separate the underlying Class A Ordinary Shares, Public Warrants and Rights prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares, Public Warrants and Rights, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.
In connection with the approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, any holder of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account (net of taxes payable), divided by the number of then-outstanding Class A Ordinary Shares. As of [•], 2023, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $[10.[•]] per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Shareholder Meeting.
Any request for redemption, once made by a holder of Class A Ordinary Shares, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the consent of the Board. If you deliver your shares for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that bleuacacia instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.
Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with the consent of the Board. No request for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on [•], 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting).
If a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Shares are delivered as described above, then, bleuacacia will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Class A Ordinary Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants or Rights that you may hold.
Q:	What are the U.S. federal income tax consequences of exercising my redemption rights?
A:
The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.”
Q:	What should I do if I receive more than one set of voting materials for the Shareholder Meeting?
A:
You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?
A:
bleuacacia will pay the cost of soliciting proxies for the Shareholder Meeting. bleuacacia has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Shareholder Meeting. bleuacacia will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors and officers of bleuacacia may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?
A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: BLEU.info@investor.morrowsodali.com
You also may obtain additional information about bleuacacia from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Class A Ordinary Shares and you intend to seek redemption of your shares, you will need to deliver your Class A Ordinary Shares (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on [•], 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: spacredemptions@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF BLEUACACIA
This proxy statement is being provided to bleuacacia shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of bleuacacia Shareholders to be held on [•], 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This proxy statement is being first mailed on or about [•], 2023 to all shareholders of record of bleuacacia as of [•], 2023, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.
Date, Time and Place of Shareholder Meeting
The Shareholder Meeting will be held on [•], 2023 at [•] [a.m./p.m.], Eastern Time, at the offices of bleuacacia located at 500 Fifth Avenue, New York, New York 10110, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.
Shareholders may attend the Shareholder Meeting in person. However, we encourage you to attend the Shareholder Meeting virtually. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the initially scheduled Shareholder Meeting by contacting bleuacacia’s Executive Director at [•] by [•] [a.m./p.m.], Eastern Time, on [•], 2023.
You can pre-register to attend the virtual Shareholder Meeting starting [•], 2023 at [•] [a.m./p.m.], Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/acaciablue/2023, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.
Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to the Internet, you can listen only to the meeting by dialing +1 800-450-7155 (toll-free) (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 6208985#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.
The Proposals at the Shareholder Meeting
At the Shareholder Meeting, bleuacacia shareholders will consider and vote on the following proposals:
1.
Proposal No. 1 - Extension Amendment Proposal - To amend, by way of special resolution, bleuacacia’s Memorandum and Articles of Association to give bleuacacia the option to extend the Termination Date by which it has to consummate a business combination to August 22, 2023 and to allow bleuacacia, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to three times by an additional one month each time after the Articles Extension Date, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until November 22, 2023, or a total of up to six months after the Original Termination Date of May 22, 2023, unless the closing of a business combination shall have occurred prior thereto.

2.
Proposal No. 2 - Redemption Limitation Amendment Proposal - To amend, by way of special resolution, bleuacacia’s Memorandum and Articles of Association to eliminate from the Memorandum and Articles of Association the limitation that bleuacacia may not redeem Public Shares to the extent that such redemption would result in bleuacacia having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 in order to allow bleuacacia to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.

3.
Proposal No. 3 - Adjournment Proposal - To adjourn, by way of an ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of bleuacacia represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal; (ii) to constitute a quorum necessary to conduct business to vote on the Extension Amendment Proposal or the Redemption Limitation Amendment at the Shareholder Meeting; or (iii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal such that bleuacacia would not adhere to the continued listing requirements of the Nasdaq Global Market.

Voting Power; Record Date
As a shareholder of bleuacacia, you have a right to vote on certain matters affecting bleuacacia. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on [•], 2023, which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 34,500,000 issued and outstanding Ordinary Shares, of which 27,600,000 Class A Ordinary Shares are held by public shareholders and 6,900,000 Class B Ordinary Shares are held by the Initial Shareholders.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS
Quorum
The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy or if a corporation or other non-natural person by its duly authorized representative, of shareholders holding a majority of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The Initial Shareholders, which own approximately 20.0% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, an additional 10,350,001 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.
Abstentions and Broker Non-Votes
Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Shareholder Meeting.
Under New York Stock Exchange rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of shareholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the Shareholder Meeting without your instruction.
Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so bleuacacia does not expect there to be any broker non-votes at the Shareholder Meeting.
Vote Required for Approval
The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds (2/3) of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote at the Shareholder Meeting, vote thereon at the Shareholder Meeting.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote at the Shareholder Meeting, vote thereon at the Shareholder Meeting.
The holders of Class B Ordinary Shares have informed us of their intent to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date of this proxy statement, the Initial Shareholders own approximately 20.0% of the issued and outstanding Ordinary Shares.
The following table reflects the number of additional Public Shares required to approve each proposal assuming that the Initial Shareholders vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting:
	Number of Additional Public Shares Required To Approve Proposal
Proposal	Approval Standard	If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	Special Resolution(1)	4,598,851	16,099,771
Redemption Limitation Amendment Proposal	Special Resolution(1)	4,598,851	16,099,771
Adjournment Proposal	Ordinary Resolution(2)	1,725,001	10,350,001
(1)
Under Cayman Islands law, a special resolution, being the affirmative vote of the holders of a majority of at least two-thirds (2/3) of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote at the Shareholder Meeting, vote thereon at the Shareholder Meeting.

(2)
Under Cayman Islands law, an ordinary resolution requires the affirmative vote of the holders of a majority of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote at the Shareholder Meeting, vote thereon at the Shareholder Meeting.

Voting Your Shares
If you were a holder of record of Ordinary Shares as of the close of business on [•], 2023, the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.
There are three ways to vote your Ordinary Shares at the Shareholder Meeting:
Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on [•], 2023.
Voting in Person at the Meeting. If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.
Voting Electronically. You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/acaciablue/2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:
•	you may send another proxy card with a later date;
•	you may notify bleuacacia’s Executive Director in writing at 500 Fifth Avenue New York, New York 10110, before the Shareholder Meeting that you have revoked your proxy; or
•	you may attend the Shareholder Meeting, revoke your proxy, and vote in person, as indicated above.
No Additional Matters
The Shareholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.
Who Can Answer Your Questions about Voting
If you are a bleuacacia shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing BLEU.info@investor.morrowsodali.com.
Redemption Rights
Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. In connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and contingent upon the effectiveness of the implementation of the Articles Extension, any shareholder holding Class A Ordinary Shares may demand that bleuacacia redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $[10 [•]] per share as of [•], 2023, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, bleuacacia will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, bleuacacia will not proceed with the Articles Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) bleuacacia will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:
(i)	hold Class A Ordinary Shares;
(ii)
submit a written request to Continental, bleuacacia’s transfer agent, in which you (i) request that bleuacacia redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)	deliver your Class A Ordinary Share certificates (if any) and any other redemption forms to Continental, bleuacacia’s transfer agent, physically or electronically through DTC.
Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on [•], 2023 (two business days before the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of bleuacacia that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.
Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).
Any corrected or changed written exercise of redemption rights must be received by Continental, bleuacacia’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Share certificates (if any) and any other redemption forms have been delivered (either physically or electronically) to Continental, bleuacacia’s transfer agent, prior to 5:00 p.m., Eastern Time, on [•], 2023 (two business days before the initially scheduled date of the Shareholder Meeting).
Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
The closing price of Class A Ordinary Shares on [•], 2023, the most recent practicable date prior to the date of this proxy statement, was $[•] per share. The cash held in the Trust Account on such date was approximately $[•] (including interest not previously released to bleuacacia to pay its taxes and up to $100,000 of interest not released to bleuacacia to pay dissolution expenses) ($[10.[•]] per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable) two business days prior to the initially scheduled date of the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. bleuacacia cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to bleuacacia’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.
For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.
Appraisal Rights and Dissenters’ Rights
There are no appraisal rights available to bleuacacia’s shareholders in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. There are no dissenters’ rights available to bleuacacia’s shareholders in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal under Cayman Islands law. However, holders of Public Shares may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, as described under “Redemption Rights” above.
Proxy Solicitation Costs
bleuacacia is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. bleuacacia has engaged Morrow Sodali to assist in the solicitation of proxies for the Shareholder Meeting. bleuacacia and its directors and officers may also solicit proxies in person. bleuacacia will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.
bleuacacia will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. bleuacacia will pay Morrow Sodali a fee of $[•], plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as bleuacacia’s proxy solicitor. bleuacacia will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to bleuacacia shareholders. Directors and officers of bleuacacia who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 – THE EXTENSION AMENDMENT PROPOSAL
Overview
bleuacacia is proposing to amend its Memorandum and Articles of Association to give bleuacacia the option to extend the date by which bleuacacia has to consummate a Business Combination to August 22, 2023 and to allow bleuacacia, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to three times by an additional one month each time after the Articles Extension Date, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until November 22, 2023, or a total of up to six months after the Original Termination Date of May 22, 2023, unless the closing of a business combination shall have occurred prior thereto.
Without the Articles Extension, bleuacacia believes that bleuacacia may not be able to complete a Business Combination on or before the Original Termination Date. If that were to occur, bleuacacia would be forced to liquidate.
As contemplated by the Memorandum and Articles of Association, the holders of bleuacacia’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Articles Extension is implemented.
On [•], 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $[10.[•]], based on the aggregate amount on deposit in the Trust Account of approximately $[•] as of [•], 2023 (including interest not previously released to bleuacacia to pay its taxes and up to $100,000 of interest not released to bleuacacia to pay dissolution expenses), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable) two business days prior to the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the Nasdaq Global Market on [•], 2023 was $[•]. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[•] more per share than if the shares were sold in the open market (based on the per share redemption price as of [•], 2023). bleuacacia cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. bleuacacia believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if bleuacacia does not complete a Business Combination on or before the Original Termination Date.
Reasons for the Extension Amendment Proposal
bleuacacia’s Memorandum and Articles of Association provide that bleuacacia has until May 22, 2023 to complete a Business Combination. bleuacacia and its officers and directors agreed that they would not seek to amend bleuacacia’s Memorandum and Articles of Association to allow for a longer period of time to complete a Business Combination unless bleuacacia provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of bleuacacia and its shareholders that the Articles Extension be obtained so that bleuacacia will have an additional amount of time to consummate a Business Combination. Without the Articles Extension, bleuacacia believes that bleuacacia may not be able to complete a Business Combination on or before May 22, 2023. If that were to occur, bleuacacia would be forced to liquidate.
The Extension Amendment Proposal is essential to allowing bleuacacia additional time to consummate a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension. bleuacacia will not proceed with the Articles Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) bleuacacia will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.
If the Extension Amendment Proposal is Not Approved
If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Original Termination Date, then, as contemplated by and in accordance with the Memorandum and Articles of Association, bleuacacia will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of bleuacacia’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to bleuacacia’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to bleuacacia’s rights or warrants, which will expire worthless if bleuacacia fails to complete a Business Combination by the Original Termination Date, and the Extension Amendment Proposal is not approved.
The Initial Shareholders waived their right to participate in any liquidation distribution with respect to the 6,900,000 Class B Ordinary Shares held by them.
If the Extension Amendment Proposal is Approved
If the Extension Amendment Proposal is approved, bleuacacia shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete a Business Combination until the Articles Extension Date are made. bleuacacia will then continue to attempt to consummate a Business Combination until the Articles Extension Date. bleuacacia will remain a reporting company under the Exchange Act and its Class A Ordinary Shares, Public Warrants and Rights will remain publicly traded during this time.
In addition, bleuacacia will not proceed with the Articles Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) bleuacacia will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.
Interests of the Sponsor, and bleuacacia’s Directors and Officers
When you consider the recommendation of the Board, bleuacacia shareholders should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board, and officers of bleuacacia have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to bleuacacia shareholders that they approve the Extension Amendment Proposal. bleuacacia shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:
•
the fact that the Sponsor paid $7,520,000 for 7,520,000 Private Placement Warrants, each of which is exercisable commencing 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by the Original Termination Date, then the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

•
the fact that the Initial Shareholders (and certain of bleuacacia’s officers and directors who are members of the Sponsor), have invested in bleuacacia an aggregate of $7,545,000 (in respect of the Class B Ordinary Shares and Private Placement Warrants), comprising the $25,000 purchase price for 6,900,000 Class B Ordinary Shares and the $7,520,000 purchase price for 7,520,000 Private Placement Warrants. Assuming a trading price of $[•] per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on the Nasdaq Global Market on [•], 2023, the most recent practicable date prior to the date of this proxy statement), the 6,900,000 Class B Ordinary Shares would have an implied aggregate market value of $[•]. Even if the trading price of the shares of Class A Ordinary Shares were as low as $[•] per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in bleuacacia by the Sponsor. As a result, if a Business Combination is completed, the Sponsor is likely to be able to make a substantial profit on its investment in bleuacacia at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and bleuacacia liquidates without completing a Business Combination before the Original Termination Date, the holders of Class B Ordinary Shares will lose their entire investment in bleuacacia;

•	the fact that the Sponsor, and bleuacacia’s directors and officers have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination;
•
the fact that the Sponsor and bleuacacia’s officers and directors have waived their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and bleuacacia fails to complete a Business Combination by the Original Termination Date;

•	the indemnification of bleuacacia’s directors and officers and the liability insurance maintained by bleuacacia; and
•
the fact that the Sponsor and bleuacacia’s officers and directors will lose their entire investment in bleuacacia and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by the Original Termination Date. [As of the date of this proxy statement, the Sponsor has extended a loan for $1,500,000 to bleuacacia for general corporate purposes pursuant to a convertible promissory note dated April 1, 2022. As of the date of this proxy statement there are loans extended, fees due or outstanding out-of-pocket expenses amounting in the aggregate to $[•] for which the Sponsor is awaiting reimbursement.]

Redemption Rights
Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Articles Extension, any shareholder holding Class A Ordinary Shares may demand that bleuacacia redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $[10.[•]] per share as of [•], 2023, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, bleuacacia will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, bleuacacia will not proceed with the Articles Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) bleuacacia will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.
As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:
(i)	hold Class A Ordinary Shares;
(ii)
submit a written request to Continental, bleuacacia’s transfer agent, in which you (i) request that bleuacacia redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)	deliver your Class A Ordinary Share certificates (if any) and any other redemption forms to Continental, bleuacacia’s transfer agent, physically or electronically through DTC.
Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on [•], 2023 (two business days before the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of bleuacacia that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).
Any corrected or changed written exercise of redemption rights must be received by Continental, bleuacacia’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares have been delivered (either physically or electronically) to Continental, bleuacacia’s transfer agent, prior to 5:00 p.m., Eastern Time, on [•], 2023 (two business days before the initially scheduled date of the Shareholder Meeting).
Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
The closing price of Class A Ordinary Shares on [•], 2023, the most recent practicable date prior to the date of this proxy statement, was $[•] per share. The cash held in the Trust Account on such date was approximately $[•] (including interest not previously released to bleuacacia to pay its taxes and up to $100,000 of interest not released to bleuacacia to pay dissolution expenses) ($[10.[•]] per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable) two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. bleuacacia cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.
If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to bleuacacia’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds (2/3) of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote at the Shareholder Meeting, vote thereon at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.
As of the date of this proxy statement, the Sponsor has agreed to vote any Ordinary Shares owned by it in favor of the Extension Amendment Proposal. As of the date hereof, the Class B Ordinary Shares represent approximately 20.0% of the issued and outstanding Ordinary Shares, and the holders of Class B Ordinary Shares have not purchased any additional Public Shares in connection with the proposals to be voted upon in connection with the Shareholder Meeting, but may do so at any time. As a result, in addition to the Sponsor, approval of the Extension Amendment Proposal will require the affirmative vote of at least 16,099,771 Ordinary Shares held by public shareholders (or approximately 58.3% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and will require the affirmative vote of at least 4,598,851 Ordinary Shares held by public shareholders (or approximately 16.7% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution
The full text of the resolution to be voted upon is as follows:
RESOLVED, as a special resolution that:
a)	Article 49.5 of bleuacacia’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.5:
“49.5 Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he votes on such proposed Business Combination, and if he does vote, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated.”
b)	Article 49.7 of bleuacacia’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7:
“49.7(a) In the event that the Company does not consummate a Business Combination by the later of:
(i)	August 22, 2023 (or November 22, 2023, if applicable and if the procedures under the provisions of Article 49.7(b) are followed); or
(ii)
such later time as the Members of the Company may approve in accordance with the Articles or a resolution of the Company’s Members is passed pursuant to the Companies Act to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination for any reason (in any of the previous cases described in Article 49.7(a)(i) or (ii), such date being referred to as the “Termination Date”), the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish the Members’ rights of the holders of Public Shares as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

(b) Notwithstanding the foregoing or any other provisions of these Articles, in the event that the Company has not consummated a Business Combination within twenty-one (21) months from the consummation of the IPO pursuant to Article 49.7(a)(i) hereof, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination on a monthly basis for up to three times by an additional one month each time after the date that is twenty-one (21) months after the closing of the IPO, by resolution of the Directors, if requested by the Sponsor in writing, and upon five days’ advance notice prior to the applicable Termination Date, until the date that is twenty-four (24) months after the closing of the IPO.”
c)	Article 49.8 of bleuacacia’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8:
“49.8 If any amendment is made:
(a)	to the Articles that would affect the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company:
(i)
has not consummated an initial Business Combination within twenty-one (21) months after the date of the closing of the IPO (or up to twenty-four (24) months, if applicable and if the procedures under the provisions of Article 49.7(b) are followed); or

(ii)
such later time as the Members of the Company may approve in accordance with the Articles or a resolution of the Company’s Members is passed pursuant to the Companies Act to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination for any reasons; or

(b)
to any other provisions of these Articles relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable) earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.”

Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT BLEUACACIA SHAREHOLDERS VOTE “FOR”
THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 – THE REDEMPTION LIMITATION AMENDMENT PROPOSAL
Overview
bleuacacia is proposing to amend its Memorandum and Articles of Association to eliminate the requirement that bleuacacia have at least $5,000,001 in net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) following redemptions in connection with this Shareholder Meeting or a Business Combination.
Without the Redemption Limitation Amendment, bleuacacia may not be able to implement the Articles Extension if following redemptions in connection with the Articles Extension bleuacacia would not have at least $5,000,001 in net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act). If that were to occur, bleuacacia would be forced to liquidate on the Original Termination Date.
The purpose of the Redemption Limitation requirements was to ensure that bleuacacia would not be subject to the “penny stock” rules of the SEC as long as it met the Redemption Limitation requirement, and therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). bleuacacia is proposing to amend its Memorandum and Articles of Association to remove the Redemption Limitation requirements. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and bleuacacia believes that it can rely on another exclusion, which relates to it being listed on the Nasdaq Stock Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, bleuacacia intends to rely on the exclusion from the penny stock rules set forth in Rule 3a51-1(a)(2) as a result of its securities being listed on the Nasdaq Global Market.
As disclosed in our initial public offering prospectus, bleuacacia is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that the term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. The inclusion of the Redemption Limitation requirements in the Memorandum and Articles of Association was to ensure that through the consummation of an initial Business Combination, bleuacacia would not be considered a penny stock issuer and therefore a blank check company if no other exemption from the rule was available.
The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule. bleuacacia’s securities are listed on the Nasdaq Global Market and have been since the consummation of its Initial Public Offering. bleuacacia believes that the Nasdaq Global Market has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on this rule to avoid being treated as a penny stock. Therefore, the inclusion of the Redemption Limitation in the Memorandum and Articles of Association is unnecessary.
Reasons for the Redemption Limitation Amendment Proposal
Shareholders are being asked to adopt the proposed Redemption Limitation Amendment Proposal which, in the judgment of the Board, may facilitate the consummation of an initial Business Combination. The Memorandum and Articles of Association limit bleuacacia’s ability to consummate an initial Business Combination, or to redeem Ordinary Shares in connection with an initial Business Combination, if it would cause bleuacacia to have less than $5,000,001 in net tangible assets. The purpose of such limitation was initially to ensure that the Ordinary Shares were not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act in the event that such Ordinary Shares failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption in connection with the Articles Extension such that following such redemptions, bleuacacia’s net tangible assets would be less than $5,000,001, the Redemption Limitation in the Memorandum and Articles of Association would prevent bleuacacia from being able to implement the Articles Extension. If that were to occur, bleuacacia would be forced to liquidate on the Original Termination Date.

Additionally, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption in connection with consummation of an initial Business Combination, the Redemption Limitation in the Memorandum and Articles of Association would prevent bleuacacia from being able to consummate an initial Business Combination even if all other conditions to closing are met.
If the Redemption Limitation Proposal is Not Approved
If the Redemption Limitation Amendment Proposal is not approved, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Articles Extension and we will not redeem any Public Shares. In such case, Public Shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have its Public Shares redeemed for cash if bleuacacia has not completed an initial Business Combination by the Termination Date.
If the Redemption Limitation Proposal is Approved
If the Redemption Limitation Amendment Proposal is approved (and the Extension Amendment Proposal is also approved), bleuacacia shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are made and, assuming the Extension Amendment Proposal is approved, redeem Public Shares as necessary, irrespective of whether such redemptions exceed the Redemption Limitation.
Interests of the Sponsor, and Bleuacacia’s Directors and Officers
When you consider the recommendation of the Board, bleuacacia shareholders should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board, and officers of bleuacacia have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to bleuacacia shareholders that they approve the Redemption Limitation Amendment Proposal. bleuacacia shareholders should take these interests into account in deciding whether to approve the Redemption Limitation Amendment Proposal:
•
the fact that the Sponsor paid $7,520,000 for 7,520,000 Private Placement Warrants, each of which is exercisable commencing 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by the Original Termination Date, then the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

•
the fact that the Sponsor (and certain of bleuacacia’s officers and directors who are members of the Sponsor), have invested in bleuacacia an aggregate of $7,545,000 (in respect of the Class B Ordinary Shares and Private Placement Warrants), comprising the $25,000 purchase price for 6,900,000 Class B Ordinary Shares and the $7,520,000 purchase price for 7,520,000 Private Placement Warrants. Assuming a trading price of $[•] per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on the Nasdaq Global Market on [•], 2023, the most recent practicable date prior to the date of this proxy statement), the 6,900,000 Class B Ordinary Shares would have an implied aggregate market value of $[•]. Even if the trading price of the shares of Class A Ordinary Shares were as low as $[•] per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in bleuacacia by the Sponsor. As a result, if a Business Combination is completed, the Sponsor is likely to be able to make a substantial profit on its investment in bleuacacia at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and bleuacacia liquidates without completing a Business Combination before the Original Termination Date, the Sponsor will lose its entire investment in bleuacacia;
•	the fact that the Sponsor and bleuacacia’s directors and officers have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination;
•
the fact that the Sponsor and bleuacacia’s officers and directors have waived their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and bleuacacia fails to complete a Business Combination by the Original Termination Date;

•	the indemnification of bleuacacia’s existing directors and officers and the liability insurance maintained by bleuacacia; and
•
the fact that the Sponsor and bleuacacia’s officers and directors will lose their entire investment in bleuacacia and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by the Original Termination Date. [As of the date of this proxy statement, the Sponsor has extended a loan for $1,500,000 to bleuacacia for general corporate purposes pursuant to a convertible promissory note dated April 1, 2022. As of the date of this proxy statement there are loans extended, fees due or outstanding out-of-pocket expenses amounting in the aggregate to $[•] for which the Sponsor is awaiting reimbursement].

Redemption Rights
Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Redemption Limitation Amendment Proposal. In connection with the Redemption Limitation Amendment Proposal and contingent upon the effectiveness of the implementation of the Articles Extension, any shareholder holding Class A Ordinary Shares may demand that bleuacacia redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $[10.[•]] per share as of [•], 2023, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, bleuacacia will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.
As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:
(i)	hold Class A Ordinary Shares;
(ii)
submit a written request to Continental, bleuacacia’s transfer agent, in which you (i) request that bleuacacia redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)	deliver your Class A Ordinary Share certificates (if any) and any other redemption forms to Continental, bleuacacia’s transfer agent, physically or electronically through DTC.
Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on [•], 2023 (two business days before the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of bleuacacia that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.
Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).
Any corrected or changed written exercise of redemption rights must be received by Continental, bleuacacia’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares have been delivered (either physically or electronically) to Continental, bleuacacia’s transfer agent, prior to 5:00 p.m., Eastern Time, on [•], 2023 (two business days before the initially scheduled date of the Shareholder Meeting).
Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
The closing price of Class A Ordinary Shares on [•], 2023, the most recent practicable date prior to the date of this proxy statement, was $[•] per share. The cash held in the Trust Account on such date was approximately $[•] (including interest not previously released to bleuacacia to pay its taxes and up to $100,000 of interest not released to bleuacacia to pay dissolution expenses) ($[10.[•]] per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable) two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. bleuacacia cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.
If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to bleuacacia’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.
Vote Required for Approval
The approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds (2/3) of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote at the Shareholder Meeting, vote thereon at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Redemption Limitation Amendment Proposal.
As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Redemption Limitation Amendment Proposal. As of the date hereof, the Initial Shareholders own approximately 20.0% of the issued and outstanding Ordinary Shares and have not purchased any additional Public Shares in connection with the proposals to be voted upon in connection with the Shareholder Meeting, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Redemption Limitation Amendment Proposal will require the affirmative vote of at least 16,099,771 Ordinary Shares held by public shareholders (or approximately 58.3% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the

Shareholder Meeting and cast votes, and will require the affirmative vote of at least 4,598,851 Ordinary Shares held by public shareholders (or approximately 16.7% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.
Resolution
The full text of the resolution to be voted upon is as follows:
RESOLVED, as a special resolution that:
a)	Article 49.2(b) of bleuacacia’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.2(b):
“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT BLEUACACIA SHAREHOLDERS VOTE “FOR”
THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

PROPOSAL NO. 3 – THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of bleuacacia represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal; (ii) to constitute a quorum necessary to conduct business to vote on the Extension Amendment Proposal or the Redemption Limitation Amendment at the Shareholder Meeting; or (iii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal such that bleuacacia would not adhere to the continued listing requirements of the Nasdaq Global Market.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by bleuacacia’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient Ordinary Shares represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. In such events, the Articles Extension and the Redemption Limitation Amendment would not be implemented.
Vote Required for Approval
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote at the Shareholder Meeting, vote thereon at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.
As of the date of this proxy statement, the Sponsor has agreed to vote any Ordinary Shares owned by it in favor of the Adjournment Proposal. As of the date hereof, the Initial Shareholders own approximately 20.0% of the issued and outstanding Ordinary Shares and have not purchased any additional Public Shares in connection with the proposals to be voted upon in connection with the Shareholder Meeting, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Adjournment Proposal will require the affirmative vote of at least 10,350,001 Ordinary Shares held by public shareholders (or approximately 37.5% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and will require the affirmative vote of at least 1,725,001 Ordinary Shares held by public shareholders (or approximately 6.3% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.
Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (the “Public Shares”), and Class B ordinary shares, par value $0.0001 per share, in the capital of bleuacacia represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal; (ii) to constitute a quorum necessary to conduct business to vote on the Extension Amendment Proposal or the Redemption Limitation Amendment at the Shareholder Meeting; or (iii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal such that bleuacacia would not adhere to the continued listing requirements of the Nasdaq Global Market.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT, IF PRESENTED,
BLEUACACIA SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR
SHAREHOLDERS EXERCISING REDEMPTION RIGHTS
The following discussion is a summary of U.S. federal income tax considerations for Redeeming U.S. Holders (as defined below) of Public Shares that elect to have their Public Shares redeemed for cash if the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is approved. This section applies only to investors that hold Public Shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of its particular circumstances or status, including:
•	financial institutions or financial services entities;
•	broker-dealers;
•	S corporations;
•	taxpayers that are subject to the mark-to-market accounting rules;
•	tax-exempt entities;
•	governments or agencies or instrumentalities thereof;
•	tax-qualified retirement plans;
•	insurance companies;
•	regulated investment companies or real estate investment trusts;
•	expatriates or former long-term residents or citizens of the United States;
•	persons that directly, indirectly, or constructively own 5% or more of our voting shares or 5% or more of the total value of all classes of our shares;
•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;
•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;
•	persons subject to the alternative minimum tax;
•	persons whose functional currency is not the U.S. dollar;
•	controlled foreign corporations;
•	corporations that accumulate earnings to avoid U.S. federal income tax;
•	partnerships (or entities or arrangements classified as partnerships or other pass-through entities for U.S. federal income tax purposes) and any beneficial owners of such partnerships;
•	accrual method taxpayers that are required to recognize income for U.S. federal income tax purposes no later than when such income is taken into account as revenue in applicable financial statements;
•	passive foreign investment companies or their shareholders.
This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which are subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, or state, local or non-U.S. laws. bleuacacia has not sought, and bleuacacia does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.
If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Public Shares, the U.S. federal income tax treatment of a partner (including a member or other beneficial owner treated for such purposes as a partner) in the partnership that elects to have Public Shares redeemed for cash will generally depend on the status of the partner and the activities of the partnership. Partnerships holding our Public Shares and partners in such partnerships are urged to consult their own tax advisors.
THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
For purposes of this discussion, because any unit consisting of one Class A Ordinary Share, one Right and one-half of one Public Warrant to acquire one Class A Ordinary Share is separable at the option of the holder, bleuacacia is treating any Class A Ordinary Share, Right and one-half of one Public Warrant to acquire one Class A Ordinary Share held by a holder in the form of a single unit as separate instruments and is assuming that the unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the units in connection with the exercise of redemption rights should generally not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.
Certain U.S. Federal Income Tax Considerations to Redeeming U.S. Holders
This section is addressed to Redeeming U.S. Holders (as defined below) of our Public Shares that elect to have their Public Shares redeemed for cash as described in the section entitled “Proposal No. 1 - The Extension Amendment Proposal - Redemption Rights” and “Proposal No. 2 - The Redemption Limitation Amendment Proposal - Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its Public Shares and is, for U.S. federal income tax purposes:
•	an individual citizen or resident of the United States;
•
a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•
any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the U.S. Internal Revenue Code of 1986, as amended (the “Code”)) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption - In General
Subject to the passive foreign investment company (“PFIC”) rules discussed below under the heading “- Passive Foreign Investment Company Rules,” the U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Shares that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss will generally be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares will generally equal the cost of such shares.
The redemption will generally qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in bleuacacia or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.
For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to Public Shares owned directly, Public Shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.
The redemption will generally be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of bleuacacia’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80% of the percentage of bleuacacia’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50% of the total combined voting power of bleuacacia. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in bleuacacia. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Assuming bleuacacia is a PFIC (as discussed below under “- Passive Foreign Investment Company Rules,”) such dividends will be taxable to an individual Redeeming U.S. Holder at regular rates and will not be eligible for the reduced rates of taxation on certain dividends received from a “qualified foreign corporation.” Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s Public Shares. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Rights, Public Warrants or possibly in other shares constructively owned by it.
ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.
Passive Foreign Investment Company Rules
A foreign (i.e., non-U.S.) corporation will be a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income, or (ii) at least 50% of its assets in a taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.
Because we are a blank check company with no current active business, based upon the composition of our income and assets, and upon a review of our financial statements, we believe that we were likely a PFIC for our most recent taxable year ended on December 31, 2022, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our Public Shares, Rights or Public Warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely “qualified election fund” (“QEF”) election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, such holder generally will be subject to special rules with respect to:
•
any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its Public Shares, Rights or Public Warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “- Tax Treatment of the Redemption - In General,” above); and

•
any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “- Tax Treatment of the Redemption - In General, “above.

Under these special rules,
•	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the Public Shares, Rights or Public Warrants;
•
the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•
the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause of the Redeeming U.S. Holder.

A Redeeming U.S. Holder that has made a QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) Public Shares or a timely “mark to market” election may be subject to different rules than the special PFIC rules described above. Such Redeeming U.S. Holders are urged to consult their tax advisors regarding the tax consequences to them of participating in the redemption.
A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 and such other information as may be required by the U.S. Treasury Department.
THE APPLICATION OF THE PFIC RULES IS EXTREMELY COMPLEX. SHAREHOLDERS WHO ARE CONSIDERING PARTICIPATING IN THE REDEMPTION ARE URGED TO CONSULT WITH THEIR TAX ADVISORS CONCERNING THE APPLICATION OF THE PFIC RULES (INCLUDING WHETHER A QEF ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION) IN THEIR PARTICULAR CIRCUMSTANCES.
Information Reporting and Backup Withholding
Proceeds from the redemption of our Public Shares may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a Redeeming U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. Redeeming U.S. Holders who are required to establish their exempt status may be required to provide such certification on IRS Form W-9.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s United States federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.
AS PREVIOUSLY NOTED ABOVE, THE FOREGOING DISCUSSION OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY SHAREHOLDER. WE ONCE AGAIN URGE YOU TO CONSULT WITH YOUR TAX ADVISER TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU (INCLUDING THE APPLICATION AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX LAWS) OF THE RECEIPT OF CASH IN EXCHANGE FOR SHARES IN CONNECTION WITH THE EXTENSION AMENDMENT PROPOSAL OR THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND ANY REDEMPTION OF YOUR PUBLIC SHARES.

BUSINESS OF BLEUACACIA
References in this section to “we,” “our,” or “us” refer to bleuacacia ltd.
General
We are a blank check company incorporated on February 11, 2021, as a Cayman Islands exempted company. We were formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Although we are not limited to a particular industry or geographic region for purposes of consummating a Business Combination, we intend to focus our search on a premium branded consumer retail business.
Initial Public Offering and Private Placement
On November 22, 2021, we consummated the Initial Public Offering of 27,600,000 units (the “Units” and, with respect to the Class A ordinary shares included in the Units, the “Public Shares”), including the issuance of 3,600,000 Units as a result of the underwriters’ full exercise of their over-allotment option, at $10.00 per Unit, generating gross proceeds of $276.0 million, and incurring offering costs of approximately $16.3 million, of which approximately $9,660,000 million was for deferred underwriting commissions. On November 22, 2021, simultaneously with the consummation of the Initial Public Offering, we completed the private sale of an aggregate of 7,520,000 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds of $7,520,000. A total of $276,000,000, comprised of $270,480,000 of the proceeds from the Initial Public Offering (which amount includes $9,660,000 of the underwriters’ deferred discount) and $5,520,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account, with Continental Stock Transfer & Trust Company acting as trustee.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of bleuacacia’s Ordinary Shares as of [•], 2023 by:
•	each person known by bleuacacia to be the beneficial owner of more than 5% of its issued and outstanding Ordinary Shares;
•	each of bleuacacia’s directors and executive officers; and
•	all of bleuacacia’s directors and executive officers as a group.
Unless otherwise indicated, bleuacacia believes that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these warrants are not exercisable within 60 days hereof.
	Class A Ordinary Shares		Class B Ordinary Shares(1)
Name and Address of Beneficial Owner(2)	Beneficially Owned	Approximate Percentage of Class A Ordinary Shares Issued and Outstanding	Beneficially Owned	Approximate Percentage of Class B Ordinary Shares Issued and Outstanding	Approximate Percentage of Issued and Outstanding Ordinary Shares
Directors and Officers
Jide Zeitlin(3)	—	—	—	—	—
Lew Frankfort(3)	—	—	—	—	—
Charles McGuigan(3)	—	—	—	—	—
Thomas Northover(3)	—	—	—	—
Ibukun Awosika	—	—	40,000	*	*
Natara Holloway	—	—	40,000	*	*
Kat Peeler	—	—	—	—	—
All officers and directors as a group (6 individuals)	—	—	80,000	1.2%	*
Other 5% Holders
bleuacacia sponsor LLC(4)	—	—	6,820,000	98.8%	19.8%
Saba Capital Management, L.P.(5)	2,514,316	9.1%	—	—	7.3%
*	Less than one percent.
(1)
Class B Ordinary Shares will automatically convert into Class A Ordinary Shares concurrently with or immediately following the consummation of bleuacacia’s Business Combination on a one-for-one basis, subject to adjustment.

(2)	Unless otherwise noted, the business address of each of the following is 500 Fifth Avenue New York, New York 10110.
(3)	Does not include any shares indirectly owned by this individual as a result of his or her partnership interest in the Sponsor or its affiliates.
(4)
Jide Zeitlin and at least three other individuals each have voting and dispositive power over the shares owned by bleuacacia sponsor LLC. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. Based upon the foregoing analysis, the aforementioned individuals do not exercise voting or dispositive control over any of the securities held by bleuacacia sponsor LLC, even those in which such person directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares.

(5)
According to a Schedule 13G/A filed with the SEC on February 14, 2023 on behalf of Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”), and Mr. Boaz R. Weinstein (“Mr. Weinstein”). Each may be deemed the beneficial owner of 2,514,316 of the Class A Ordinary Shares. The principal business address for each is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

FUTURE SHAREHOLDER PROPOSALS
If the Extension Amendment Proposal is approved, we anticipate that we will hold another extraordinary general meeting before the Articles Extension Date to consider and vote upon approval of a Business Combination Agreement and a Business Combination. Accordingly, if we consummate a Business Combination, bleuacacia’s next annual meeting of shareholders will be held at a future date to be determined by the post-Business Combination company. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a Business Combination before the Articles Extension Date, bleuacacia will liquidate and dissolve. Accordingly, there will be no annual meeting in 2023.
HOUSEHOLDING INFORMATION
Unless bleuacacia has received contrary instructions, bleuacacia may send a single copy of this proxy statement to any household at which two or more shareholders reside if bleuacacia believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce bleuacacia’s expenses. However, if shareholders prefer to receive multiple sets of bleuacacia’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of bleuacacia’s disclosure documents, the shareholders should follow these instructions:
•
If the shares are registered in the name of the shareholder, the shareholder should contact bleuacacia at our offices at bleuacacia ltd, 500 Fifth Avenue, New York, New York 10110, to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.
WHERE YOU CAN FIND MORE INFORMATION
bleuacacia files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on bleuacacia at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.
This proxy statement is available without charge to shareholders of bleuacacia upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact bleuacacia in writing at 500 Fifth Avenue, New York, New York 10110.
If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for bleuacacia, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing BLEU.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.
To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than [•], 2023.

PRELIMINARY PROXY CARD
SUBJECT TO COMPLETION
bleuacacia ltd
500 Fifth Avenue
New York, New York 10110
EXTRAORDINARY GENERAL MEETING
OF BLEUACACIA LTD

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING OF BLEUACACIA LTD
TO BE HELD ON [•], 2023.
The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [•], 2023, in connection with the extraordinary general meeting (the “Shareholder Meeting”) of bleuacacia ltd (“bleuacacia”) to be held at [•] [a.m./p.m.] Eastern Time on [•], 2023, at the offices of bleuacacia located at 500 Fifth Avenue, New York, New York 10110, and via a virtual meeting, and hereby appoints Jide Zeitlin and Thomas Northover, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of bleuacacia registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.
THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3.
(Continued and to be marked, dated and signed on reverse side)
Please mark vote as indicated in this example	☒	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.
Proposal No. 1 - The Extension Amendment Proposal - RESOLVED, as a special resolution that:		FOR ☐	AGAINST ☐	ABSTAIN ☐

a)	Article 49.5 of bleuacacia’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.5:

“49.5 Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming

Member, regardless of whether he votes on such proposed Business Combination, and if he does vote, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated.”

b)	Article 49.7 of bleuacacia’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7:
“49.7(a) In the event that the Company does not consummate a Business Combination by the later of:
(i) August 22, 2023 (or November 22, 2023, if applicable and if the procedures under the provisions of Article 49.7(b) are followed); or
(ii)
such later time as the Members of the Company may approve in accordance with the Articles or a resolution of the Company’s Members is passed pursuant to the Companies Act to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination for any reason (in any of the previous cases described in Article 49.7(a)(i) or (ii), such date being referred to as the “Termination Date”), the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish the Members’ rights of the holders of Public Shares as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

(b) Notwithstanding the foregoing or any other provisions of these Articles, in the event that the Company has not consummated a Business Combination within twenty-one (21) months from the consummation of the IPO pursuant to Article 49.7(a)(i) hereof, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination on a monthly basis for up to three times by an additional one month each time after the date that is twenty-one (21) months after the closing of the IPO, by resolution of the Directors, if requested by the Sponsor in writing, and upon five days’ advance notice prior to the applicable Termination Date, until the date that is twenty-four (24) months after the closing of the IPO.”
c)	Article 49.8 of bleuacacia’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8:
“49.8 If any amendment is made:
(a) to the Articles that would affect the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company:
(i)
has not consummated an initial Business Combination within twenty-one (21) months after the date of the closing of the IPO (or up to twenty-four (24) months, if applicable and if the procedures under the provisions of Article 49.7(b) are followed); or

(ii)
such later time as the Members of the Company may approve in accordance with the Articles or a resolution of the Company’s Members is passed pursuant to the Companies Act to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination for any reasons; or

(b)
to any other provisions of these Articles relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable) earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.”

Proposal No. 2 - The Redemption Limitation Amendment Proposal - RESOLVED, as a special resolution that:		FOR ☐	AGAINST ☐	ABSTAIN ☐

a)	Article 49.2(b) of bleuacacia’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.2(b):

“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”

Proposal No. 3 - The Adjournment Proposal - RESOLVED, as an ordinary		FOR	AGAINST	ABSTAIN

resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (the “Public Shares”), and Class B ordinary shares, par value $0.0001 per share, in the capital of bleuacacia represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal; (ii) to constitute a quorum necessary to conduct business to vote on the Extension Amendment Proposal or the Redemption Limitation Amendment at the Shareholder Meeting; or (iii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal such that bleuacacia would not adhere to the continued listing requirements of the Nasdaq Global Market.
☐	☐	☐
Dated: , 2023
(Signature)
(Signature if held Jointly)
Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. In the case of a shareholder that is not a natural person, this proxy must be executed by a duly authorized officer or attorney of such entity.
PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.